UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016

Central Index Key Number of the issuing entity: 0001669990
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: Not Available
Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-02	13-3291626
(State or Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On or about May 5, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C29 (the “Certificates”), are expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 5, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty-nine (69) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred six (106) multifamily, commercial and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated April 22, 2016, between the Registrant and BANA, certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated April 22, 2016, between the Registrant and MSMCH, certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated April 22, 2016, between the Registrant, Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC, and certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated April 22, 2016, between the Registrant and KeyBank.

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The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and Academy Securities, Inc. (collectively, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of April 22, 2016, between the Registrant, MSMCH and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and Academy Securities, Inc. (collectively, the “Initial Purchasers”) pursuant to the Certificate Purchase Agreement, dated as of April 22, 2016, between the Registrant, MSMCH and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated April 26, 2016 (the “Prospectus”), as filed with the Securities and Exchange Commission. In connection with the Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated April 26, 2016.

In addition, the mortgage loans secured by the mortgaged properties identified as “300 Four Falls” and “Gulfport Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement are each an asset of the Issuing Entity and are each part of a serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes that are not an asset of the Issuing Entity (the “300 Four Falls Whole Loan” and the “Gulfport Premium Outlets Whole Loan,” respectively). The initial holders of the promissory notes evidencing the 300 Four Falls Whole Loan have entered into an intercreditor agreement, dated as of April 19, 2016 and attached hereto as Exhibit 99.5, that sets forth the respective rights of each such noteholder with respect to the 300 Four Falls Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The 300 Four Falls Whole Loan.” The initial holders of the promissory notes evidencing the Gulfport Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of November 5, 2015 and attached hereto as Exhibit 99.6, that sets forth the respective rights of each such noteholder with respect to the Gulfport Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans—The Gulfport Premium Outlets Whole Loan.” Such serviced whole loans will each be serviced pursuant to the Pooling and Servicing Agreement.

The mortgage loans secured by the mortgaged properties identified as “Grove City Premium Outlets,” “Penn Square Mall,” “Le Meridien Cambridge MIT” and “Princeton Pike Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan,” the “Penn Square Mall Mortgage Loan,” the “Le Meridien Cambridge MIT Mortgage Loan” and the “Princeton Pike Corporate Center Mortgage Loan,” respectively) are each an asset of the Issuing Entity and are each part of a non-serviced whole loan that includes such mortgage loan and one or more pari passu promissory notes (and, in the case of the Penn Square Mall Mortgage Loan, one or more subordinate promissory notes) that are not an asset of the Issuing Entity (the “Grove City Premium Outlets Whole Loan,” the “Penn Square Mall Whole Loan,” the “Le Meridien Cambridge MIT Whole Loan” and the “Princeton Pike Corporate Center Whole Loan,” respectively). The initial holders of the promissory notes evidencing the Grove City Premium Outlets Whole Loan have entered into an intercreditor agreement, dated as of March 8, 2016 and attached hereto as Exhibit 99.7, that sets forth the respective rights of each such noteholder with respect to the Grove City Premium Outlets Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Grove City Premium Outlets Whole Loan.” The initial holders of the promissory notes evidencing the Penn Square Mall Whole Loan have entered into an intercreditor agreement, dated as of February 11, 2016 and attached hereto as Exhibit 99.8, that sets forth the respective rights of each such noteholder with respect to the Penn Square Mall Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu-AB Whole Loans—The Penn Square Mall Whole Loan.” The initial holders of the promissory

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notes evidencing the Le Meridien Cambridge MIT Whole Loan have entered into an intercreditor agreement, dated as of February 5, 2016 and attached hereto as Exhibit 99.9, that sets forth the respective rights of each such noteholder with respect to the Le Meridien Cambridge MIT Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Le Meridien Cambridge MIT Whole Loan.” The holders of the promissory notes evidencing the Princeton Pike Corporate Center Whole Loan have entered into an intercreditor agreement, dated as of April 21, 2016 and attached hereto as Exhibit 99.10, that sets forth the respective rights of each such noteholder with respect to the Princeton Pike Corporate Center Whole Loan, as described in the Prospectus under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans—The Princeton Pike Corporate Center Whole Loan.”

The Grove City Premium Outlets Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction, dated as of December 1, 2015 (the “MSCI 2015-UBS8 PSA” attached hereto as Exhibit 4.2), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Grove City Premium Outlets Mortgage Loan” in the Prospectus, the terms and conditions of the MSCI 2015-UBS8 PSA applicable to the servicing of the Grove City Premium Outlets Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Penn Square Mall Whole Loan will be serviced and administered under the trust and servicing agreement for the MSCI 2016-PSQ securitization transaction, dated as of February 1, 2016 (the “MSCI 2016-PSQ TSA” attached hereto as Exhibit 4.3), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, special servicer and certificate administrator, and Wilmington Trust, National Association, as trustee. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Penn Square Mall Mortgage Loan” in the Prospectus, the terms and conditions of the MSCI 2016-PSQ TSA applicable to the servicing of the Penn Square Mall Whole Loan are similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

The Le Meridien Cambridge MIT Whole Loan and the Princeton Pike Corporate Center Whole Loan will be serviced and administered under the pooling and servicing agreement for the MSBAM 2016-C28 securitization transaction, dated as of February 1, 2016 (the “MSBAM 2016-C28 PSA” attached hereto as Exhibit 4.4), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer. As disclosed under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the Le Meridien Cambridge MIT Mortgage Loan and the Princeton Pike Corporate Center Mortgage Loan” in the Prospectus, the terms and conditions of the MSBAM 2016-C28 PSA applicable to the servicing of the Le Meridien Cambridge MIT Whole Loan and the Princeton Pike Corporate Center Whole Loan are substantially similar (except as noted in the Prospectus) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus, applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

With respect to the Grove City Premium Outlets Whole Loan, following the securitization of the related controlling pari passu companion loan, such whole loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to seven (7) mortgage loans, representing approximately 8.2% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2016 and attached hereto as Exhibit 99.11, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—Other Servicers—The Primary Servicer—Summary of KeyBank Primary Servicing Agreement.”

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

1.1	Underwriting Agreement, dated as of April 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
4.3	Trust and Servicing Agreement, dated as of February 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, special servicer and certificate administrator, and Wilmington Trust, National Association, as trustee.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 26, 2016, which such certification is dated April 26, 2016.
99.1	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.2	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
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99.3	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and KeyBank National Association.
99.5	Agreement Between Note Holders, dated as of April 19, 2016, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of November 5, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder.
99.8	Agreement Between Note Holders, dated as of February 11, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1A Holder, Morgan Stanley Bank, N.A., as Initial Note A-1B Holder, Morgan Stanley Bank, N.A., as Initial Note A-1C Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of February 5, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.
99.10	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, between U.S. Bank National Association, as MSBAM 2016-C28 trustee, as Note A-1 Holder, Wells Fargo Bank, National Association, as MSCI 2016-UBS9 trustee, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: May 5, 2016

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EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 22, 2016, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc. and Academy Securities, Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
4.3	Trust and Servicing Agreement, dated as of February 1, 2016, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, special servicer and certificate administrator, and Wilmington Trust, National Association, as trustee.
4.4	Pooling and Servicing Agreement, dated as of February 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, U.S. Bank National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated April 26, 2016, which such certification is dated April 26, 2016.
99.1	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.2	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.3	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated April 22, 2016, between Morgan Stanley Capital I Inc. and KeyBank National Association.

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99.5	Agreement Between Note Holders, dated as of April 19, 2016, between Bank of America, N.A., as Initial Note A-1 Holder and Bank of America, N.A., as Initial Note A-2 Holder.
99.6	Agreement Between Note Holders, dated as of November 5, 2015, between Bank of America, N.A., as Initial Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as Initial Note A-3 Holder.
99.7	Amended and Restated Agreement Between Note Holders, dated as of March 8, 2016, between Wells Fargo Bank, National Association, as MSCI 2015-UBS8 trustee, as Note A-1 Holder, UBS Real Estate Securities Inc., as Initial Note A-2 Holder, UBS Real Estate Securities Inc., as Initial Note A-3 Holder, UBS Real Estate Securities Inc., as Initial Note A-4 Holder, and Bank of America, National Association, as Initial Note A-5 Holder.
99.8	Agreement Between Note Holders, dated as of February 11, 2016, between Morgan Stanley Bank, N.A., as Initial Note A-1A Holder, Morgan Stanley Bank, N.A., as Initial Note A-1B Holder, Morgan Stanley Bank, N.A., as Initial Note A-1C Holder, and Morgan Stanley Bank, N.A., as Initial Note A-2 Holder.
99.9	Agreement Between Note Holders, dated as of February 5, 2016, between Bank of America, N.A., as Initial Note A-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, and Bank of America, N.A., as Initial Note A-3 Holder.
99.10	Amended and Restated Agreement Between Note Holders, dated as of April 21, 2016, between U.S. Bank National Association, as MSBAM 2016-C28 trustee, as Note A-1 Holder, Wells Fargo Bank, National Association, as MSCI 2016-UBS9 trustee, as Note A-2 Holder, Morgan Stanley Bank, N.A., as Note A-3 Holder, and Morgan Stanley Bank, N.A., as Note A-4 Holder.
99.11	Primary Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

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